                  *********************************************
                  *    PRELIMINARY PROSPECTUS DATED  03/15/96  *
                  *********************************************
                          NUVEEN TAX-FREE UNIT TRUST

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    100,000 UNITS                                             SERIES 856
                                                     (A Unit Investment Trust)
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    The attached final Prospectus for a prior Series is hereby used as a preliminary Prospectus for the above-stated Series. The narrative information and structure of the attached final Prospectus will be substantially the same as that of the final Prospectus for this Series. Although the attached Prospectus includes trusts as indicated therein, the specific trusts included in this Series when deposited may differ from such trusts. Information with respect to the actual trusts to be included, pricing, the number of Units, dates and summary information regarding the characteristics of securities to be deposited in this Series is not now available and will be different since each Series has a unique Portfolio. Accordingly the information contained herein with regard to the previous Series should be considered as being included for informational purposes only. Ratings of the securities in this Series are expected to be comparable to those of the securities deposited in the previous Series. However, the Estimated Current Return for this Series will depend on the interest rates and offering prices of the securities in this Series and may vary materially from that of the previous Series.

  **************************************************************************
  * A registration statement relating to the units of this Series has been *
  * filed with the Securities and Exchange Commission but has not yet      *
  * become effective.  Information contained herein is subject to comple-  *
  * tion or amendment.  Such Units may not be sold nor may offers to buy   *
  * be accepted prior to the time the registration statement becomes       *
  * effective.  This Prospectus shall not constitute an offer to sell      *
  * or the solicitation of an offer to buy nor shall there be any sale     *
  * of the Units in any state in which such offer, solicitation or sale    *
  * would be unlawful prior to registration or qualification under the     *
  * securities laws of any such state.                                     *
  **************************************************************************

Statement of differences between electronic filing and printed document.
   Pursuant to Rule 499(c) (7) under the Securities Act of 1933 and Rule
0-11 under the Investment Company Act of 1940, Registrant hereby identifies those differences in the foregoing document between the electronic format in which it is filed and the printed form in which it will be circulated:
   (1) The printed and distributed prospectus may be paged differently because the printed document may contain a different amount of information on each page from that contained in the electronic transmission.
   (2) On the cover page, in the index and on the last page of the printed document, solid vertical bars will appear.
   (3) In the printed document, footnote symbols may include a "dagger" or multiple "dagger". The "dagger" symbol is represented as # in the electronic document.
   (4) The printed and distributed prospectus will not contain the preliminary prospectus legend included at the beginning of the first prospectus page.

                 NUVEEN TAX-FREE UNIT TRUST, SERIES 856

                             Cross-Reference Sheet

                     Pursuant to Rule 404(c) of Regulation C
                        under the Securities Act of 1933

               (Form N-8B-2 Items Required by Instruction 1 as
                           to Prospectus on Form S-6)


FORM N-8B-2                                      FORM S-6
ITEM NUMBER                                      HEADING IN PROSPECTUS

    I.   ORGANIZATION AND GENERAL INFORMATION

1.  (a)  Name of trust                    )   Prospectus Part-A Cover Page
    (b)  Title of securities issued       )

2.  Name and address of Depositor         )   Information About the Sponsor

3.  Name and address of Trustee           )   Information About the Trustee

4.  Name and address of principal         )   Information About the Sponsor
    Underwriter                           )

5.  Organization of trust                 )   What Is The Nuveen Tax-Free
                                          )   Unit Trust?

6.  Execution and termination of          )   What Is The Nuveen Tax-Free
    Trust Agreement                       )   Unit Trust?
                                          )   Information About the Trustee
                                          )   Other Information

7.  Changes of Name                                    *

8.  Fiscal Year

9.  Litigation

    II.  GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

10. General Information regarding         )   Summary of Portfolios
    trust's securities                    )   Why and How are the Bonds
                                              Insured?
                                              When Are Distributions
                                              Made to Unitholders?
                                          )   Ownership and Transfer of Units
                                          )   How Units May Be Redeemed
                                              Without Charge
                                          )   How Bonds May Be Removed From
                                          )   The Trusts
                                          )   Information About the Trustee
                                          )   Information About the Sponsor
                                          )   Other Information

                                          )   What Is The Tax Status of
                                          )   Unitholders?

11. Type of securities comprising         )   What Is The Nuveen Tax-Free
    units                                 )   Unit Trust?
                                          )   Summary of Portfolios
                                          )   Composition of Trusts
                                          )   What Are The Objectives Of
                                          )   The Trusts?
                                              Why and How are the Bonds
                                              Insured?

12. Certain information regarding         )   *
    periodic payment certificates         )

13. (a)Load, fees, expenses, etc.         )   Part A-Essential Information
                                          )
                                          )   How Is The Public Offering Price
                                          )   Determined?
                                          )   Market For Units
                                          )   What Is Accrued Interest?
                                          )   What Is The Estimated Current
                                          )   Return?
                                          )   How Was The Price Of The Bonds
                                          )   Determined At The Date of Deposit?
                                          )   What Are Normal Trust Operating
                                          )   Expenses?
                                          )   Summary of Portfolios
                                          )   When Are Distributions Made
                                          )   to Certificateholders?
                                          )   How Detailed Are Reports To
                                                Certificateholders?

    (b)Certain information regarding      )   *
       periodic payment certificates      )


    (c)Certain percentages                )   How Is the Public Offering Price
                                          )   Determined?
                                          )   Market For Units
                                          )   What Is The Estimated Current
                                          )   Return?
                                          )   How Was The Price of the Bonds
                                          )   Determined At The Date of Deposit?
                                          )   What is Accrued Interest?

    (d)Certain other fees, etc.           )   How Was The Price Of The Bonds
       payable by holders                 )   Determined At The Date of Deposit?
                                          )   What Are Normal Trust Operating
                                          )   Expenses?
                                          )   Ownership and Transfer of Units

    (e)Certain profits receivable         )   Composition of Trusts
       by depositor, principal under-     )
       writer, trustee or affiliated      )   How Units May Be Purchased By
       persons                            )   The Sponsor

    (f)Ratio of annual charges
       to income                                *

14. Issuance of trust's securities        )   Summary of Portfolios
                                          )   When Are Distributions Made
                                          )   To Unitholders?
                                          )   Ownership and Transfer of Units
                                          )   How Units May Be Redeemed
                                          )   Without Charge

15. Receipt and handling of payments      )   *
    from purchasers                       )

16. Acquisition and Disposition of        )   What Is The Nuveen Tax-Free
    Underlying Securities                 )   Unit Trust?
                                          )   Summary of Portfolios
                                          )   Composition of Trusts
                                          )   Why and How are the Bonds
                                              Insured?
                                          )   How Units May Be Redeemed
                                              Without Charge
                                          )   How Bonds May Be Removed From
                                          )   The Trusts
                                          )   Other Information

17. Withdrawal or redemption              )   Market For Units
                                          )   How Units May Be Redeemed
                                          )   Without Charge
                                          )   How Units May Be Purchased By
                                          )   The Sponsor

18. (a)Receipt and disposition of income  )   Summary of Portfolios
                                          )   When Are Distributions
                                              Made To Unitholders?
                                          )   How Detailed Are Reports To
                                          )   Unitholders?

    (b)Reinvestment of distributions      )   Accumulation Plan

    (c)Reserves or special funds          )   Summary of Portfolios
                                          )   When Are Distributions
                                          )   Made To Unitholders?

    (d)Schedule of distributions          )   *

19. Records, accounts and reports         )   When Are Distributions Made
                                          )   To Unitholders?
                                          )   How Detailed Are Reports To
                                          )   Unitholders?

20. Certain miscellaneous provisions of   )   Information About the Trustee
    Trust Agreement                       )   Information About the Sponsor
                                          )   Other Information

21. Loans to security holders             )   *

22. Limitations on liability              )   Summary of Portfolios
                                          )   Composition of Trusts
                                          )   Information About The Trustee

23. Bond arrangements                     )   *

24. Other material provisions of Trust    )   *
    Agreement.                            )

    III. ORGANIZATION, PERSONNEL AND AFFILIATED PERSONS OF DEPOSITOR

25. Organization of Depositor             )   Information About the Sponsor

26. Fees received by Depositor            )   *

27. Business of Depositor                 )   Information About the Sponsor

28. Certain information as to officials   )  *
    and affiliated persons of Depositor   )

29. Voting Securities of Depositor        )   Information About the Sponsor

30. Persons controlling Depositor         )
                                          )
31. Payments by Depositor for certain     )
    services rendered to trust            )
                                          )   *
32. Payments by Depositor for certain     )
    other services rendered to trust      )
                                          )
33. Remuneration of employees of Depositor)
    for certain services rendered to trust)
                                          )
34. Remuneration of other persons for     )
    certain services rendered to trust    )

    IV.  DISTRIBUTION AND REDEMPTION OF SECURITIES

35. Distribution of trust's securities by )
    states                                )
                                          )   *
36. Suspension of sales of trust's        )
    securities                            )
                                          )
37. Revocation of authority to distribute )

38. (a)Method of distribution             )
                                          )
    (b)Underwriting agreements            )   How Units of The Trusts Are
                                          )   Distributed To The Public
    (c)Selling agreements                 )

39. (a)Organization of principal          )
         underwriter                      )
                                          )   Information About The Sponsor
    (b)NASD membership of principal       )
         underwriter                      )

40. Certain fees received by principal    )   *
    underwriter


41. (a)Business of principal underwriter  )
                                          )
    (b)Branch offices of principal under- )    *
       writer                             )
                                          )
    (c)Salesmen of principal underwriter  )

42. Ownership of trust's securities by    )   *
    certain persons                       )
                                          )
43. Certain brokerage commissions received)   *
    by principal underwriter              )

44. (a)Method of valuation                )   Part A-Essential Information
                                          )
                                          )   How Is The Public Offering Price
                                          )   Determined?
                                          )   How Was The Price Of The Bonds
                                          )   Determined At The Date of Deposit?
                                          )   What Are Normal Trust Operating
                                          )   Expenses?


    (b)Schedule as to offering price      )   *

    (c)Variation in offering price to     )   How Is the Public Offering Price
       certain persons                    )   Determined?
                                          )   What Is Accrued Interest?
                                          )   How Was The Price Of The Bonds
                                          )   Determined At The Date of Deposit?

45. Suspension of redemption rights       )   *

46. (a)Redemption valuation               )   Unit Value and Evaluation
                                          )   How Units May Be Redeemed
                                          )   Without Charge
                                          )   How Units May Be Purchased By
                                          )   The Sponsor

    (b)Schedule as to redemption price    )   *

47. Maintenance of position in underlying )   How Is the Public Offering Price
    securities                            )   Determined?
                                          )   How Units May Be Purchased By
                                          )   The Sponsor

    V.   INFORMATION CONCERNING THE TRUSTEE OR CUSTODIAN

48. Organization and regulation of Trustee)   Information About The Trustee

49. Fees and expenses of Trustee          )   Part A-Essential Information
                                          )
                                          )   What Are Normal Trust Operating
                                          )   Expenses?

50. Trustee's lien                        )   What Are Normal Trust Operating
                                          )   Expenses?
                                          )   When Are Distributions Made
                                          )   To Unitholders?

    VI.  INFORMATION CONCERNING INSURANCE OF HOLDERS OF SECURITIES

51. Insurance of holders of trust's       )   *
    securities                            )

                        VII.  POLICY OF REGISTRANT

52. (a)Provisions of trust agreement with )   What Are Normal Trust Operating
       respect to selection or elimination)   Expenses?
       of underlying securities           )   How Units May Be Redeemed With-
                                          )   out Charge
                                          )   How Bonds May Be Removed From
                                          )   The Trusts

    (b)Transactions involving elimination )   *
       of underlying securities           )

    (c)Policy regarding substitution or   )   Summary of Portfolio
       elimination of underlying          )   Composition of Trusts
       securities                         )   How Bonds May Be Removed From
                                          )   The Trusts

    (d)Fundamental policy not otherwise   )   *
       covered                            )

53. Tax status of trust                   )   What Is The Tax Status Of
                                          )   Unitholders?

    VIII. FINANCIAL AND STATISTICAL INFORMATION

54. Trust's securities during last ten years)   *

55.)                                      )   *
56.)Certain information regarding         )
57.)periodic payment certificates         )
58.)                                      )

__________

*Inapplicable, omitted, answer negative or not required.

                       CONTENTS OF REGISTRATION STATEMENT

A.  BONDING ARRANGEMENTS OF DEPOSITOR:

    The Depositor has obtained the following Stockbrokers Blanket Bonds for its officers, directors and employees:

    INSURER/POLICY NO.                                     AMOUNT

    United Pacific Insurance Co.                           $10,000,000
    Reliance Insurance Company
    B 74 92 20

    Aetna Casualty and Surety                              $10,000,000
    08 F10618BCA

    St. Paul Insurance Co.                                 $ 6,000,000
    400 HC 1051

B.  This Registration Statement comprises the following papers and documents:

    The facing sheet

    The Prospectus

    The signatures

    Consents of Counsel

    Exhibits

C.  EXPLANATORY NOTE

    The Registration Statement will contain multiple seperate prospectuses. Each prospectus will relate to an individual unit investment trust and will consist of a Part A, a Part B and an Information Supplement. Each prospectus wil be identical with the exception of the respective Part A which will contain the financial information specific to such underlying unit investment trust.

D.  UNDERTAKINGS

       1. With the exception of the information included in the state specific appendices to the Information Supplement, which will vary depending upon the make-up of a Fund or updated to reflect current events, any amendment to a Fund's Information Supplement will be subject to the review of the staff of the Securities and Exchange Commission prior to distribution; and

       2. The Information Supplement to the Trust will not include third party financial information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Nuveen Tax-Free Unit Trust, Series 856, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Chicago and State of Illinois on 03/15/96.


                               NUVEEN TAX-FREE UNIT TRUST, SERIES 856
                                  (Registrant)

                                  By JOHN NUVEEN & CO. INCORPORATED
                                  (Depositor)


                                    By:  Larry Woods Martin
                                         _______________________
                                         Vice President



                                Attest:  Morrison C. Warren
                                         ___________________
                                         Assistant Secretary



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                    *TITLE                        DATE

Richard J. Franke       Chairman, Board of Directors, )
                        Chief Executive Officer and   )
                        Director                      )
                                                      )
Donald E. Sveen         President, Chief Operating    )
                        Officer and Director          )
                                                      )
Anthony T. Dean         Executive Vice President and  )Larry Woods Martin
                        Director                      )Attorney-in-Fact**
                                                      )
Timothy T. Schwertfeger Executive Vice President and  )
                        Director                      )
                                                      )
John P. Amboian         Chief Financial Officer and   )
                        Executive Vice President      )
                                                      )
O. Walter Renfftlen     Vice President and Controller )
                        (Principal Accounting Officer))
                                                      )
                                                      )03/15/96

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*The titles of the persons named herein represent their capacity in and relationship to John Nuveen & Co. Incorporated, the Depositor.

**The powers of attorney were filed on Form SE for Messrs. Franke, Sveen, Renfftlen, Dean and Schwertfeger with the Amendment to the Registration Statement on Form S-6 of Nuveen Tax-Exempt Unit Trust, Series 671
(File No. 33-49175). The Power of Attorney for Messr. Amboian was filed with the Amendment to the Registration Statement on Form S-6 of Nuveen Tax-Exempt Unit Trust, Series 823 (File No. 33-62325).

                          CONSENT OF CHAPMAN AND CUTLER

    The consent of Chapman and Cutler to the use of its name in the Prospectus included in the Registration Statement will be filed by Amendment.

                            CONSENT OF STATE COUNSEL

    The consents of special counsel to the Fund for state tax matters to the use of their names in the Prospectus included in the Registration Statement will be filed by Amendment.

                    CONSENT OF STANDARD + POOR'S CORPORATION

    The consent of Standard + Poor's Corporation to the use of its name in the Prospectus included in the Registration Statement will be filed by Amendment.

                    CONSENT OF KENNY S+P EVALUATION SERVICES

    The consent of Kenny S+P Evaluation Services to the use of its name in the Prospectus included in the Registration Statement will be filed by Amendment.

                      CONSENT OF CARTER, LEDYARD & MILBURN

    The consent of Carter, Ledyard & Milburn to the use of its name in the Prospectus included in the Registration Statement will be filed by Amendment.

                        CONSENT OF ARTHUR ANDERSEN LLP

    The consent of Arthur Andersen LLP to the use of its report and to the reference to such firm in the Prospectus included in the Registration Statement will be filed by Amendment.